UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2010

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders of Implant Sciences Corporation (the “Company”), was held on June 16, 2010.  At the meeting, there were 19,291,957 shares of common stock represented to vote either in person or by proxy, or 78.3% of the outstanding shares of common stock, which represented a quorum.  As of the record date, May 4, 2010, there were 24,624,195 shares of common stock outstanding and entitled to vote at the meeting. At the meeting, the following proposal was voted upon and approved:

Proposal:  To approve an amendment to the Company’s Amended and Restated Articles of Organization to increase the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares.

The final vote for this matter presented to the stockholders at the Special Meeting was as follows:

For	Against	Abstain
16,263,941	2,908,773	119,243

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes
Roger P. Deschenes
Vice President, Finance

Date:  June 22, 2010